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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

________________________________________________________________________________


                                    FORM 8-K

                                  CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITITES EXCHANGE ACT OF 1934




October 30, 1996
Date of Report (Date of earliest event reported)
________________________________________________________________________________



                        INTEGRATED MEASUREMENT SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)


OREGON                                                 93-0840631
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)

                         Commission File No. 0-26274

9525 S.W. GEMINI DRIVE, BEAVERTON OR                   97008
(Address of principal executive officers)              (zip code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (503) 626-7117

________________________________________________________________________________


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ITEM 5.  OTHER EVENTS

     Press Releases

     IMS Announces Data Communications Mixed-Signal Test Station
          On October 30, 1996, Integrated Measurement Systems, Inc. announced a new mixed-signal Test Station configured for data communications applications. Full text is attached to this report as Exhibit 99a.

     IMS ATS 60e Sets New Performance/Price Standard
          On October 31, 1996, Integrated Measurement Systems, Inc. announced a 60e data module for their ATS Blazer-TM- and MTS Blazer-TM- Test Stations providing a low-cost entry point for testing complex devices such as deep submicron ASICs, microprocessors, mixed-signal devices and MCMs. Full text is attached to this report as Exhibit 99b.

     IMS Announces Significant Enhancements in Virtual Test Environment
          On November 4, 1996, Integrated Measurement Systems, Inc. announced several enhancements to their Dantes-TM- test design and verification environment that helps test engineers improve test productivity and reduce time-to-market. Full text is attached to this report as
          Exhibit 99c.


ITEM 6.   EXHIBITS

     (exhibit reference numbers refer to Item 601 of Regulation S-K)

     99a. Press Release -- IMS Announces Data Communications Mixed-Signal Test
          Station

     99b. Press Release -- IMS ATS 60e Sets New Performance/Price Standard

     99c. Press Release -- IMS Announces Significant Enhancements in Virtual
          Test Environment


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                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on November 11, 1996.

                    INTEGRATED MEASUREMENT SYSTEMS, INC.
                    (Registrant)

                    /s/   Sar Ramadan
                    ------------------------------
                    Sar Ramadan
                    Chief Financial Officer